SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2001

Metawave Communications Corporation (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-24673 (Commission File Number)	91-1673152 (I.R.S. Employer Identification No.)

10735 Willows Road NE, Redmond, WA 98052 (Address of principal executive offices)(Zip Code)

(425) 702-5600 (Registrant's telephone number, including area code)

Item 5.	Other Events.

          On September 7, 2001, Metawave Communications Corporation (the "Company") issued 533,808 shares of the Company's common stock to Vertical Ventures LLC ("Vertical Ventures") pursuant to a purchase agreement entered into on August 30, 2001 and an addendum to the purchase agreement dated September 6, 2001.

          The full text of the purchase agreement and the addendum in connection with the foregoing are filed as Exhibit 99.1 and Exhibit 99.2. The shares of the Company common stock sold to Vertical Ventures are registered under our Registration Statement on Form S-3 (Registration No. 333-61470).

Item 7.	Financial Statements and Exhibits
(c)	Exhibits.
99.1	Purchase Agreement between Metawave Communications Corporation and Vertical Ventures LLC dated August 30, 2001.
99.2	Addendum to Purchase Agreement between Metawave Communications Corporation and Vertical Ventures LLC dated September 6, 2001.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
METAWAVE COMMUNICATIONS CORPORATION (Registrant)

Date: September 14, 2001	By: /s/ Kathryn Surace-Smith Kathryn Surace-Smith Vice President, General Counsel and Secretary

INDEX TO EXHIBITS
Exhibit Number	Description
99.1	Purchase Agreement between Metawave Communications Corporation and Vertical Ventures LLC dated August 30, 2001.
99.2	Addendum to Purchase Agreement between Metawave Communications Corporation and Vertical Ventures LLC dated September 6, 2001.